Exhibit 10.8

Hangzhou Housing Transfer Contract

(Model Text)

(2013 Edition)

Hangzhou Municipal Housing Security and Real Estate Management Bureau	Printed
Hangzhou Administration for Industry and Commerce

Special Tips

To protect the legitimate rights and interests of the parties to the housing transfer. If you sign this contract, please read the following notes carefully to understand the rights and obligations in the housing transaction.

I. This Contract is a model text jointly formulated by Hangzhou Municipal Housing Security and Real Estate Management Bureau and Hangzhou Administration for Industry and Commerce in accordance with the Contract Law of the People’s Republic of China and the Measures for the Administration of Real Estate Brokerage. The buyer and the seller may, by consensus, make additions to the contract, and the content of the additions shall be in accordance with the law and regulations.

II. The buyer and seller truthfully provide each other with true and valid proof of identity and housing ownership and other relevant supporting documents. The seller provides real and valid information such as proof of housing ownership, mortgage seizure status, lease matters, household registration, etc.; the buyer provides proof of identity and other transaction information.

According to the relevant provisions of the Marriage Law, the property acquired by the husband during the marriage is generally the common property of the spouses, except for those that are specifically agreed to belong to one of the parties. The owner specified in the house ownership certificate shall reach a consensus with the spouse before the sale, and if the spouse objects again after the sale, the owner specified in the house ownership certificate shall bear legal liability.

If the ownership of the house shall be registered in the names of both spouses, please make sure that the names of both spouses are listed as “buyer” in the sale contract when signing the sale contract.

III. Where a real estate brokerage agency is entrusted to act as agent, a real estate brokerage service contract is required to be signed. Real estate brokerage agencies in accordance with the law to explain to buyers and sellers the relevant content of the brokerage services contract and housing transfer contract, check the entrusted sale of housing and housing ownership certificate and proof of identity, the preparation of housing condition statement, show the buyer the housing condition statement, and inform in writing whether the transaction matters such as the relationship with the entrusted housing benefit.

IV. Where the real estate brokerage agency is entrusted, the house payment in this contract adopts the “entrusted bank supervision and payment” method. The buyer and seller, the real estate brokerage agency and the bank jointly sign an agreement on the supervision and payment of the housing transfer transaction, which specifies the transaction house payment deposit and withdrawal, transfer conditions and procedures.

V. The seller and the buyer shall negotiate to confirm the contents selected in [ ], fill in the blanks and other contents that need to be deleted or added, and select by √ in [ ]; The seller and the buyer shall make an agreement on the contents in the blank according to the actual situation, and if no agreement is made, the buyer and the seller shall mark × in the blank to indicate the deletion, and leave a blank line after the relevant terms. For the buyer and seller to make their own agreement or supplementary agreement.

VI. After this Contract comes into effect, the unmodified printed text and the valid words and symbols filled in the space are regarded as the contents agreed by the buyer and the seller. The annexes and supplementary agreements signed by the buyer and seller shall have the same legal effect as the main text of the contract.

VII. This Contract applies to the transfer of the unit or individual existent house.

VIII. The terms of this Contract shall be interpreted by the Hangzhou Municipal Housing Security and Real Estate Management Bureau and Hangzhou Administration for Industry and Commerce.

Hangzhou Housing Transfer Contract

(Contract No.: 2020 Transfer 0598355)

The parties to this Contract:

Seller (hereinafter referred to as Party A): Hangzhou Shanyou Medical Equipment Co., Ltd.

[Legal representative] Name: Yu Baiming

[Industry and commercial business license]: 9133010973812458XP

Address: None

Postal code: None                          Tel.: 13386516161

Entrusted agent: Zhang Liwei

Address: No. 11 Yanshan Middle School, Louta Town, Xiaoshan District, Hangzhou City

Postal code: None                          Tel.: 13386516161

Buyer (hereinafter referred to as Party A): Yu Qijia

[I] Name: Yu Qijia

[ID card]: 330109200008246415

Address: Room 101, East Unit, Building 26, Huiyu Garden, Xintang Street, Xiaoshan District, Hangzhou City

Postal code: None                          Tel.: 13735460729

Entrusted agent: None

Address: None

Postal code: None                          Tel.: None

Real estate brokerage agency: None

Tel.: None

Real estate practitioner: None               Practitioner No.: None

Tel.: None

In accordance with the Contract Law of the People’s Republic of China, the Urban Real Estate Management Law of the People’s Republic of China and other relevant laws and regulations, the parties A and Party B, on the basis of equality, voluntariness and the principle of good faith and credit, agree on the housing transaction as follows:

Article I Basic Information of the House

1. Party A’s house (hereinafter referred to as the house) is located in Room 1801, Intime International Business Center, No. 1600, Science and Technology Museum Street, Changhe Street, Binjiang District, [Hangzhou High-Tech Development Zone], Hangzhou, with a house structure of steel concrete and a floor area of 385.64 m2, and the house is used for office purposes, and the ownership certificate No. is Z (2017) Hangzhou Real Estate Right No. 0135963_ (the common ownership certificate No. is None). (Subject to the housing ownership certificate)

2. The house mound number is 2-405-13-201-16. The land use right is acquired by [√Transfer] [ ×Allocate] [×Lease] [×Inherit] [×Gift] None, and the land use right is valid from None to January 15, 2056. (The land use right certificate shall prevail)

3. Mortgage of the house [√Yes] [×No]:

The mortgagee is Bank of Beijing Co., Ltd. Hangzhou Branch, the mortgage registration date is May 10, 2017, and the ownership certificate No. is Z (2017) Hangzhou Real Estate Certificate No. 0070530. The mortgage cancellation procedures will be carried out by Party A before July 13, 2020.

1. The lease of the house is [× Yes] [√ No], the monthly rent is RMB in capital None (in figure: RMB None), the lease period is from None to None. Party A shall fulfill the obligation to notify the lessee in accordance with the relevant legal provisions. Party A and B shall dispose of the lease contract by consensus according to the following None (only one of them can be chosen):

(1) After the transfer of the ownership of the house, the original lease contract is still valid for Party B during the validity period. Party A shall assist Party B to sign a new lease contract with the lessee before None, and at the same time, Party A shall transfer to Party B the [√Lease deposit] [×Prepaid rent] that the lessee has paid to Party A. Party B shall enjoy the rights and obligations of Party A in the original lease contract from the date of None.

(2) Party A shall cancel the original lease contract and vacate the house before the date of None. Party B shall not be responsible for any disputes arising from the original lease contract.

5. The particulars of the house’s appurtenances, renovation, and list of related items. (Annex 1)

Article II Housing Transfer Price

1. The total price for the transfer of the house is RMB five million seven hundred and eighty-four thousand and six hundred only (in figure: RMB 5,784,600.00)

2. The above-mentioned house transfer: price [× Yes] [√ No] includes the renovation price. The renovation price is RMB None (in figure: RMB X).

(Note: This paragraph refers only to the renovation price. If you choose to transfer the price of the house including the renovation price, you must fill in the renovation price; if you choose to transfer the price of the house excluding the renovation price, the renovation price can be left out.)

3. The taxes and fees incurred in the housing transfer transaction shall be borne by both Party A and Party B in accordance with the relevant regulations.

Article III Payment Method

Entrusted bank to supervise the payment: (If you entrust a real estate brokerage agent to act as your agent, you must entrust a bank to supervise the payment)

Party A agrees to entrust [None] bank [None] account number to supervise the payment of funds for the housing transaction.

The parties agree to pay for the house on the basis of [1. one-off payment] as follows

1. One-off payment:

Within 7 days from the date of signing this Contract, Party B shall make a one-off payment of RMB five million seven hundred and eighty-four thousand and six hundred only (in figure: RMB 5,784,600).

2. Installment:

Party B shall pay the first instalment of RMB None (in figure: RMB no) within None days from the date of signing this contract; Party B shall pay the balance of RMB None (in figure: RMB None) before the date of None.

3. Loan payment:

(1) Party B shall pay the first installment of RMB None (in figure: RMB None) before the date of None.

(2) The balance, Party B apply for bank loan, must submit the relevant information requested in the mortgage loan to the bank and other relevant departments before _None_ for loan approval procedures. The amount of mortgage loan is subject to the amount of goods issued by the bank.

(3) Bank loan of RMB None (in figure: RMB None) is issued; both parties agree to reserve RMB None (in figure: RMB None) from the total price of the transfer as deposit for the delivery of the house at the signing of this Contract. This amount will be settled when Party A actually delivers the house and completes the transfer of ownership of the house.

(4) The amount of Party B’s loan is not sufficient to pay the balance of the house, the parties agree as follows:

4. Other methods:

×

The above-mentioned amount will be paid by Party A in accordance with the agreement on the supervision of house payment.

Both Party A and Party B agree that the money will be delivered by them and will not go into supervision.

Article IV Delivery Method:

Both Party A and Party B agree to deliver the house in the following 1:

(1) Within 30 days from the date of this Contract, Party A will deliver the house to Party B.

(2) Other methods.

None

Inspection content: the vacancy situation of the house, the situation of the house and renovation, equipment, etc., the situation of the household moving out, the water, electricity, coal gas, etc. that have occurred, property management, rent and other costs of the payment of proof, housing keys. After inspection, both parties will sign the Housing Handover Sheet (Annex 2) and Party A will deliver the housing to Party B.

Article V Liability for Breach of Contract for Late Payment by Party B

If Party B fails to make the payment as agreed in Article III of this Contract, Party A has the right to hold Party B liable for default interest according to the accumulated payment payable from the second day of the due date of payment as stipulated in this Contract to the date of actual payment, with monthly interest calculated as None. If the late payment is more than None days, Party A has the right to hold Party B responsible for the breach of contract according to the following agreement None:

(1) Party B shall pay to Party A the total amount of liquidated damages of RMB None, and the contract period shall continue to be performed. If Party B still fails to perform the contract within None days, it will be dealt with in accordance with Article (2) below.

(2) Party B will pay Party A the total liquidated damages of RMB None, the contract will be terminated and Party B will return the house to Party A. If the actual economic loss of Party A does not match with the liquidated damages, the difference between the actual economic loss and the liquidated damages shall be compensated by Party B according to the facts.

(3) Both Party A and Party B agree that there is no liability for breach of contract.

Article VI Party A’s Liability for Breach of Contract for Late Delivery

Except for irresistible reasons, if Party A fails to deliver the house according to the time agreed in Article IV of this Contract, Party B has the right to pursue the default interest from Party A according to the accumulated payment from the first day of the final delivery period stipulated in this Contract to the actual delivery date with monthly interest calculated as None. If the overdue delivery exceeds None days, Party B has the right to pursue Party A’s liability for breach of contract according to the following agreement None:

(1) Party A shall pay Party B the total amount of liquidated damages of RMB None, and the contract shall continue to be performed for a limited period. If Party A still does not continue to perform the contract within noNone days, it will be dealt with in accordance with Article (2) below.

(2) Party A will pay Party B the total amount of liquidated damages of RMB None, the contract is terminated. If the actual economic loss of Party B does not match with the liquidated damages paid by Party A, the difference between the actual economic loss and the liquidated damages shall be compensated by Party A according to the facts.

(3) Both Party A and Party B agree that there is no liability for breach of contract.

Article VII Agreement on the Registration of Property Rights

(1) Both Party A and Party B agree to apply to the housing registry for the registration of the transfer of housing ownership from the source before July 13, 2020.

(2) If Party B fails to obtain the housing ownership certificate due to the reason of Party A, Party B has the right to surrender the house. If Party B surrenders, Party A shall return all the payments paid by Party B within None days from the date of service of the notice of surrender and pay interest at the rate of None, if Party B does not want to surrender, None.

Article VIII Miscellaneous

1. The house [√ Yes] [× No] property management services.

The cost of property management services shall be settled by Party A to the property management enterprise until the date of delivery of the house, after which the cost of property management services shall be borne by Party B.

2. Party A shall complete the procedures of moving out the original household registration to the household registration authority where the house is located before the date of None. If Party A fails to move out on time, Party A shall pay Party B liquidated damages of RMB None for not moving out more than None days from the date after the expiration of the deadline. Party A shall pay Party B the liquidated damages of None percent of all payments paid on a daily basis.

3

×

Article IX The words filled in the blank part of this Contract have the same effect as the printed words. Any matters not stipulated in this Contract shall be executed in accordance with the relevant laws, regulations and policies of the People’s Republic of China.

Article X If Party A or B or both parties are overseas organizations or individuals, this Contract shall be notarized by the notary public where the house is located.

Article XI All disputes arising out of or in connection with this Contract shall be settled by mutual agreement between the parties. If negotiation fails, the parties agree to submit to arbitration by the Hangzhou Arbitration Commission in accordance with the arbitration rules; except where the parties specifically agree to settle the dispute by [× 1] [√2] of the following settlement methods:

1. Submit to None arbitration commission for arbitration.

2. File a lawsuit with the people’s court according to the law.

Article XII This Contract is effective from the date of None.

1. Signed by Party A and Party B.

2. Notarized by None.

Article XIII This Contract is made in triplicate, with each party holding one copy and each relevant department holding one copy. The contract executed by each party shall be of equal effect.

Contract Signature Page

Parties to the Contract:

Party A (seller): Hangzhou Shanyou Medical Equipment Co., Ltd.

Entrusted agent (legal representative): Zhang Liwei

Party B (buyer): Yu Qijia

Entrusted agent (legal representative): None

House location: Room 1801, Intime International Business Center, No. 1600, Science and Technology Museum Street, Changhe Street, Binjiang District

Party A: Hangzhou Shanyou Medical Equipment Co., Ltd. (seal) Party A’s agent	Party B (signature and seal): Yu Qijia (Signature) Party B’s agent (Signature and seal)
(Signature and seal)

Opinions of Party A’s co-owner (or superior competent authority) (signature and seal):

Signed on: July 13, 2020

Signed at: Binjiang District, Hangzhou City

Annex 1:

The particulars of the house’s appurtenances, renovation, and list of related items

(I) House’s appurtenances:

1. Water supply: None

2. Power supply: None

3. Combustion supply: [× natural gas] [× coal gas]: None

4. Air conditioner: [× central air conditioner] [× self-installed cabinet] [× self-installed hanging machine]: None

5. TV feeder: [× wireless] [×digital]: None

6. Telephone: None

7. Internet access mode: [× dial] [× broadband] [× ADSL.]: None

8. Others: None

(II) Furniture, electrical appliances and supplies of the house:

None

(III) Renovation:

None

(IV) Specific agreements on house’s appurtenances, renovation and decoration of the house:

None

Party A (signature and seal) Party A’s agent (signature and seal)	Party B (signature and seal) Party B’s agent (signature and seal)

Opinions of Party A’s co-owner (or superior competent authority)(signature and seal):

Signed on: July 13, 2020

Signed at: Binjiang District, Hangzhou City

Annex 2:

House Handover Sheet

Party A: Hangzhou Shanyou Medical Equipment Co., Ltd. and Party B: Yu Qijia, completed the handover procedures for the house located at Room 1801, Intime International Business Center, No. 1600, Science and Technology Museum Street, Changhe Street, Binjiang District on MM/DDYY.

Party A (signature and seal) Party A’s agent (signature and seal)	Party B (signature and seal) Party B’s agent (signature and seal)

Signed on: July 13, 2020

Signed at: Binjiang District, Hangzhou City